UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: January 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FORM NQ
JANUARY 31, 2010

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited)	January 31, 2010

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 30.4%
FHLMC — 1.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
$7,804	3.339% due 2/1/32 (a)	$8,035
438,019	5.500% due 11/1/35	465,692
486,249	5.626% due 5/1/37 (a)	515,071
295,744	One Year CMT ARM, 3.930% due 3/1/33 (a)	302,317

	Total FHLMC	1,291,115

FNMA — 24.8%
	Federal National Mortgage Association (FNMA):
2,500,000	5.500% due 2/17/25 (b)	2,671,875
32,081	3.060% due 5/1/32 (a)	32,438
68,450	3.560% due 7/1/32 (a)	70,553
143,959	2.246% due 1/1/33 (a)	147,304
17,747,572	5.000% due 1/1/35-3/1/38	18,497,708
1,396,764	5.500% due 11/1/36-6/1/38	1,482,675
936,133	4.500% due 6/1/37-2/1/38	947,101
870,000	6.500% due 2/11/40 (b)	938,648
1,594,283	6.000% due 12/1/47	1,706,836

	Total FNMA	26,495,138

GNMA — 4.4%
	Government National Mortgage Association (GNMA):
2,400,000	6.000% due 2/18/40 (b)	2,564,234
2,000,000	6.500% due 2/18/40 (b)	2,144,064

	Total GNMA	4,708,298

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $30,859,988)	32,494,551

ASSET-BACKED SECURITIES — 12.7%
FINANCIALS — 12.7%
Automobiles — 0.6%
640,000	Hertz Vehicle Financing LLC, 5.290% due 3/25/16 (c)	660,798

Home Equity — 9.9%
49,625	ABFS Mortgage Loan Trust, 0.731% due 4/25/34 (a)(c)	43,228
	ACE Securities Corp.:
69,849	0.361% due 2/25/31 (a)	57,003
95,587	0.631% due 8/25/45 (a)	84,259
30,794	AFC Home Equity Loan Trust, 0.531% due 6/25/30 (a)	14,514
74,651	Amortizing Residential Collateral Trust, 0.511% due 1/1/32 (a)(d)	44,417
13,047	Asset-Backed Securities Corp., Home Equity Loan Trust,
	0.773% due 11/15/31 (a)	10,283
518,476	Bayview Financial Acquisition Trust, 1.161% due 2/28/40 (a)(c)(d)	287,235
	Bear Stearns Asset-Backed Securities Trust:
54,637	0.581% due 9/25/34 (a)	53,138
140,715	0.511% due 2/25/36 (a)	119,130
139,138	1.481% due 8/25/37 (a)	96,865
482,794	Bear Stearns Second Lien Trust, 0.486% due 12/25/36 (a)(c)	337,135
37,244	CDC Mortgage Capital Trust, 0.851% due 1/25/33 (a)	29,331
12,941	Chase Funding Mortgage Loan Asset-Backed Certificates,
	0.971% due 10/25/32 (a)	9,315
743,494	Citigroup Mortgage Loan Trust Inc., 0.631% due 11/25/46 (a)(c)	351,018
	Countrywide Asset-Backed Certificates:
76,918	0.891% due 4/25/32 (a)	43,584
17,598	0.971% due 2/25/33 (a)	14,822
189,939	0.731% due 8/26/33 (a)	129,871
223,908	0.561% due 7/25/36 (a)(c)	101,682

See Notes to Schedule of Investments.

1

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount	Security	Value

Home Equity — 9.9% (continued)
$301,708	0.466% due 2/25/37 (a)(c)	$211,046
285,967	1.231% due 8/25/47 (a)(c)	157,134
71,772	1.131% due 10/25/47 (a)	46,246
	Countrywide Home Equity Loan Trust:
40,793	0.603% due 12/15/28 (a)	30,803
37,517	0.513% due 2/15/34 (a)	14,157
175,364	0.783% due 8/15/37 (a)	129,326
	Ellington Loan Acquisition Trust:
153,493	1.231% due 5/26/37 (a)(c)	133,259
200,000	1.481% due 5/29/37 (a)(c)	88,760
	EMC Mortgage Loan Trust:
266,689	0.781% due 3/25/31 (a)(c)	233,245
488,654	0.681% due 12/25/42 (a)(c)	285,722
4,531	FBR Securitization Trust, 0.491% due 10/25/35 (a)	4,465
64,317	Fremont Home Loan Trust, 0.331% due 8/25/36 (a)	38,216
	GMAC Mortgage Corp. Loan Trust:
169,497	0.981% due 2/25/31 (a)(c)	127,419
129,838	0.441% due 11/25/36 (a)	55,217
137,071	0.411% due 12/25/36 (a)	67,443
	GSAA Home Equity Trust:
2,880,000	0.586% due 4/25/37 (a)	1,123,200
2,780,000	0.531% due 5/25/47 (a)	1,590,784
147,544	GSAMP Trust, 0.631% due 2/25/33 (a)	91,014
	Lehman XS Trust:
67,434	0.321% due 2/25/37 (a)	58,736
1,142,369	0.351% due 6/25/37 (a)	675,937
109,885	0.361% due 6/25/37 (a)	49,745
565,560	Merrill Lynch First Franklin Mortgage Loan Trust, 1.731% due 10/25/37 (a)	386,351
	Morgan Stanley Mortgage Loan Trust:
70,589	0.321% due 9/25/36 (a)	31,891
9,078	0.351% due 10/25/36 (a)	8,986
	Provident Bank Home Equity Loan Trust:
18,542	1.011% due 1/25/31 (a)	8,337
21,154	0.771% due 8/25/31 (a)	6,425
	RAAC Series:
68,797	0.501% due 5/25/36 (a)(c)	33,166
306,586	0.521% due 5/25/46 (a)(c)(d)	165,557
1,178,956	1.466% due 9/25/47 (a)	804,418
20,444	Renaissance Home Equity Loan Trust, 0.661% due 6/25/33 (a)	16,247
5,450	Residential Asset Mortgage Products Inc., 1.131% due 11/25/32 (a)	2,746
10,294	Residential Funding Securities Corp., 0.981% due 10/25/32 (a)(c)(d)	5,761
30,788	SACO I Trust, 0.931% due 9/25/35 (a)	7,548
	Securitized Asset-Backed Receivables LLC:
43,455	0.371% due 5/25/36 (a)	34,471
494,465	0.461% due 2/25/37 (a)	227,547
121,109	SG Mortgage Securities Trust, 0.471% due 12/25/36 (a)	58,185
5,432	Southern Pacific Secured Assets Corp., 0.571% due 7/25/29 (a)	2,562
	Structured Asset Securities Corp.:
44,371	8.726% due 12/25/29 (a)(c)	37,330
69,391	0.531% due 4/25/31 (a)(c)	52,588
59,463	5.070% due 3/25/35 (a)	44,504
928,523	0.481% due 11/25/37 (a)	867,412
100,000	0.371% due 5/25/47 (a)	64,022
1,057,660	Truman Capital Mortgage Loan Trust, 0.661% due 3/25/37 (a)(c)(d)	588,588
9,474	UCFC Home Equity Loan, 6.905% due 4/15/30	8,277
37,879	Wachovia Asset Securitization Inc., 0.661% due 12/25/32 (a)	26,940

	Total Home Equity	10,528,563

See Notes to Schedule of Investments.

2

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount	Security	Value

Manufactured Housing — 0.9%
$710,000	Bank of America Manufactured Housing Contract Trust, 6.900% due 4/10/28 (a)	$920,101

Student Loan — 1.3%
107,033	MSCC HELOC Trust, 0.421% due 7/25/17 (a)	50,546
1,300,000	Nelnet Student Loan Trust, 1.729% due 4/25/24 (a)	1,369,971
3,108	Residential Asset Mortgage Products Inc., 0.911% due 3/25/33 (a)	1,968

	Total Student Loan	1,422,485

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $15,598,251)	13,531,947

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.7%
39,399	Adjustable Rate Mortgage Trust, 3.655% due 1/25/36 (a)	31,592
109,540	American Home Mortgage Assets, 0.421% due 9/25/46 (a)	58,137
	Banc of America Funding Corp.:
6,788	6.000% due 5/20/33	6,924
25,361	3.464% due 12/20/34 (a)	18,962
108,707	2.702% due 6/20/35 (a)	52,382
589,641	5.272% due 5/20/36 (a)	408,998
2,050,908	5.849% due 5/20/36 (a)	1,313,743
1,871,695	BCAP LLC Trust, 0.421% due 10/25/36 (a)	956,061
1,215,908	Bear Stearns Alt-A Trust, 0.581% due 9/25/34 (a)	995,996
	Bear Stearns ARM Trust:
92,848	3.497% due 1/25/35 (a)	80,547
79,240	3.565% due 1/25/35 (a)	62,128
657,902	3.750% due 8/25/35 (a)	461,903
197,904	Chevy Chase Mortgage Funding Corp., 0.511% due 1/25/35 (a)(c)	116,572
1,357,131	Commercial Mortgage Lease-Backed Certificates, 6.746% due 6/20/31 (c)	1,475,573
	Countrywide Alternative Loan Trust:
107,924	0.461% due 7/20/35 (a)	60,949
1,944,679	1.854% due 7/20/35 (a)	973,749
142,180	0.471% due 7/25/35 (a)	75,996
2,720,208	5.500% due 12/25/35	2,240,090
234,683	0.461% due 5/20/46 (a)	120,228
183,978	0.421% due 9/25/46 (a)	88,255
163,552	0.361% due 3/25/47 (a)	84,255
150,089	Countrywide Home Loan Mortgage Pass-Through Trust, 0.531% due 5/25/35 (a)	91,855
	Countrywide Home Loans:
433,651	0.631% due 9/25/35 (a)(c)	361,153
41,942	0.481% due 3/25/36 (a)	23,020
136,792	Credit Suisse First Boston Mortgage Securities Corp., 0.881% due 11/25/31 (a)	90,097
94,825	Crusade Global Trust, 0.444% due 9/18/34 (a)(d)	92,900
47,341	CS First Boston Mortgage Securities Corp., 3.622% due 6/25/34 (a)	45,287
1,090,000	Deutsche Mortgage Securities Inc., 5.159% due 6/26/35 (a)(c)	810,169
	GSMPS Mortgage Loan Trust:
709,071	0.581% due 3/25/35 (a)(c)	573,458
143,552	0.581% due 9/25/35 (a)(c)	114,719
	GSR Mortgage Loan Trust:
68,029	3.507% due 12/25/34 (a)	52,819
111,604	0.671% due 5/25/35 (a)	81,643
	Harborview Mortgage Loan Trust:
220,043	3.650% due 2/25/36 (a)	130,390
280,976	0.413% due 11/19/46 (a)	126,922
149,102	0.453% due 7/19/47 (a)	81,927

See Notes to Schedule of Investments.

3

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.7% (continued)
$218,199	1.231% due 11/25/47 (a)	$113,580
108,808	Homebanc Mortgage Trust, 0.601% due 12/25/34 (a)	91,682
451,431	IMPAC Secured Assets Corp., 0.551% due 3/25/36 (a)	218,559
452,449	Indymac INDA Mortgage Loan Trust, 6.152% due 11/25/37 (a)	323,312
	Indymac Index Mortgage Loan Trust:
75,540	0.531% due 7/25/35 (a)	44,336
154,315	0.431% due 6/25/47 (a)	81,869
100,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336% due 5/15/47	90,648
507,060	La Hipotecaria SA, 5.500% due 12/23/36 (a)(c)	451,283
200,000	LB-UBS Commercial Mortgage Trust, 5.866% due 9/15/45 (a)	187,586
	Lehman XS Trust:
132,036	0.531% due 11/25/35 (a)	85,595
109,164	0.531% due 11/25/35 (a)	69,731
135,089	0.491% due 2/25/46 (a)	71,103
285,769	0.451% due 4/25/46 (a)	128,842
	Luminent Mortgage Trust:
73,654	0.401% due 12/25/36 (a)	39,103
157,129	0.431% due 2/25/46 (a)	84,027
131,117	0.421% due 5/25/46 (a)	63,066
	MASTR ARM Trust:
175,790	2.869% due 5/25/34 (a)	170,147
186,539	2.796% due 9/25/35 (a)	76,685
1,792,663	5.594% due 11/25/35 (a)(c)	1,023,534
200,000	0.531% due 5/25/47 (a)	31,452
2,048,282	Merrill Lynch Mortgage Investors Trust, 5.616% due 3/25/36 (a)	1,236,500
297,154	MLCC Mortgage Investors Inc., IO, 1.470% due 1/25/29 (a)(d)(e)	5,052
373,152	Morgan Stanley Mortgage Loan Trust, 0.451% due 2/25/47 (a)	86,187
73,984	Prime Mortgage Trust, 7.450% due 10/25/32 (a)	65,330
36,811	Provident Funding Mortgage Loan Trust, 3.951% due 5/25/35 (a)	30,429
16,140	Regal Trust IV, 2.912% due 9/29/31 (a)(c)	13,235
	Residential Accredit Loans Inc.:
165,588	0.481% due 2/25/36 (a)	84,675
2,580,000	6.000% due 8/25/36	1,484,798
2,007,972	0.591% due 1/25/37 (a)	1,129,905
154,757	0.381% due 2/25/37 (a)	80,150
4,000,000	0.436% due 9/25/46 (a)	1,407,746
101,359	Residential Asset Mortgage Products Inc., 8.000% due 5/25/32	92,699
	Structured ARM Loan Trust:
65,489	5.416% due 6/25/35 (a)	42,914
77,270	0.551% due 10/25/35 (a)	45,831
	Structured Asset Mortgage Investments Inc.:
297,712	0.461% due 2/25/36 (a)	164,636
301,196	0.441% due 4/25/36 (a)	176,241
474,989	0.441% due 8/25/36 (a)	264,910
171,418	0.431% due 9/25/37 (a)	163,955
45,004	Structured Asset Securities Corp., 3.257% due 3/25/34 (a)	40,387
180,227	Terwin Mortgage Trust, 0.311% due 10/25/37 (a)(c)	176,166
	Thornburg Mortgage Securities Trust:
345,481	6.196% due 9/25/37 (a)	289,584
336,641	6.199% due 9/25/37 (a)	278,094
297,324	Voyager Dwnys Delaware Trust, 1.442% due 3/20/47 (a)(c)(d)(e)	28,056
	Washington Mutual Inc., Pass-Through Certificates:
1,060,000	5.913% due 8/25/36 (a)	805,745
112,706	0.551% due 1/25/45 (a)	83,634
205,887	1.551% due 1/25/46 (a)	126,362
237,044	1.504% due 9/25/46 (a)	131,437

See Notes to Schedule of Investments.

4

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.7% (continued)
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
$484,335	0.631% due 1/25/45 (a)	$346,171
448,903	0.551% due 7/25/45 (a)	333,267
116,057	0.511% due 11/25/45 (a)	70,104
149,276	0.501% due 12/25/45 (a)	113,535
223,914	0.521% due 12/25/45 (a)	142,539

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $28,290,294)	25,345,813

CORPORATE BONDS & NOTES — 7.7%
FINANCIALS — 7.7%
Commercial Banks — 2.6%
350,000	Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	360,295
400,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19 (a)(c)(f)	433,396
950,000	Landwirtschaftliche Rentenbank, Senior Bonds, 3.125% due 7/15/15 (d)	955,937
950,000	Royal Bank of Scotland Group PLC, Senior Notes, 6.400% due 10/21/19	978,693

	Total Commercial Banks	2,728,321

Consumer Finance — 1.5%
1,440,000	FIA Credit Services N.A., Subordinated Notes, 7.125% due 11/15/12	1,587,934

Diversified Financial Services — 3.6%
1,700,000	Citigroup Inc., Senior Notes, 5.500% due 10/15/14	1,752,798
950,000	European Investment Bank, Notes, 2.875% due 1/15/15	961,921
1,060,000	Private Export Funding Corp., Notes, 4.950% due 11/15/15	1,164,079

	Total Diversified Financial Services	3,878,798

	TOTAL FINANCIALS	8,195,053

INDUSTRIALS — 0.0%
Airlines — 0.0%
51,245	Delta Air Lines Inc., Pass-Through Certificates, 6.619% due 3/18/11	50,989

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $8,063,372)	8,246,042

MUNICIPAL BOND — 0.3%
California — 0.3%
310,000	California State, GO, Build America Bonds, 7.300% due 10/1/39
	(Cost — $312,551)	295,985

SOVEREIGN BONDS — 3.8%
Canada — 1.8%
1,880,000	Province of Ontario, Notes, 2.950% due 2/5/15	1,877,838

France — 2.0%
2,150,000	Societe Financement de l’Economie Francaise, Senior Bonds,
	2.875% due 9/22/14 (c)	2,177,225

	TOTAL SOVEREIGN BONDS
	(Cost — $4,017,119)	4,055,063

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 26.8%
U.S. Government Agencies — 10.4%
	Federal Home Loan Bank (FHLB):
1,690,000	0.754% due 9/16/14 (a)	1,696,365
2,660,000	Bonds, 0.750% due 12/23/11	2,659,106
	Federal National Mortgage Association (FNMA):
1,880,000	Bonds, 6.625% due 11/15/30	2,310,137
2,500,000	Notes, 5.000% due 5/20/24 (g)	2,497,055
	Subordinated Notes:
600,000	5.250% due 8/1/12	651,925

See Notes to Schedule of Investments.

5

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount	Security	Value

U.S. Government Agencies — 10.4% (continued)
$890,000	4.625% due 5/1/13	$958,188
350,000	Tennessee Valley Authority, 5.250% due 9/15/39	354,520

	Total U.S. Government Agencies	11,127,296

U.S. Government Obligations — 16.4%
	U.S. Treasury Bonds:
10,000	4.250% due 5/15/39	9,584
800,000	4.375% due 11/15/39	782,750
	U.S. Treasury Notes:
2,010,000	3.250% due 12/31/16	2,033,712
4,040,000	3.125% due 1/31/17	4,051,365
10,880,000	3.375% due 11/15/19	10,674,292

	Total U.S. Government Obligations	17,551,703

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $28,552,753)	28,678,999

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $115,694,328)	112,648,400

SHORT-TERM INVESTMENTS — 2.6%
U.S. Government Agency — 0.0%
9,000	Federal National Mortgage Association (FNMA), Discount Notes,
	0.180% due 8/23/10 (g)(h)
	(Cost — $8,991)	8,992

Repurchase Agreement — 2.6%
2,800,000	Morgan Stanley tri-party repurchase agreement dated 1/29/10, 0.060% due
	2/1/10; Proceeds at maturity - $2,800,014; (Fully collateralized by U.S.
	government agency obligation, 3.125% due 9/29/14;
	Market value - $2,856,500) (Cost — $2,800,000)	2,800,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,808,991)	2,808,992

	TOTAL INVESTMENTS — 108.0% (Cost — $118,503,319#)	115,457,392
	Liabilities in Excess of Other Assets — (8.0)%	(8,522,268)

	TOTAL NET ASSETS — 100.0%	$106,935,124

(a)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.
(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(e)	Illiquid security.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	-	General Obligation
ARM	-	Adjustable Rate Mortage
HELOC	-	Home Equity Line of Credit
CMT	-	Constant Maturity Treasury

See Notes to Schedule of Investments.

6

Legg Mason Western Asset SMASh Series M Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Schedule of Written Options

		Expiration	Price
Contracts	Security	Date	Strike	Value

133	Eurodollar Futures, Call	6/14/10	$99.38	$91,438
133	Eurodollar Futures, Put	6/14/10	99.38	18,287
197	Eurodollar Midcurve 1-Year Futures, Put	2/12/10	98.25	3,694

	Total Written Options
	(Premiums Received — $204,333)			$113,419

See Notes to Schedule of Investments.

7

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Mortgage-backed securities	—	$32,494,551	—	$32,494,551
Asset-backed securities	—	13,531,947	—	13,531,947
Collateralized mortgage obligations	—	25,340,761	$5,052	25,345,813
Corporate bonds & notes	—	8,246,042	—	8,246,042
Municipal bond	—	295,985	—	295,985
Sovereign bonds	—	4,055,063	—	4,055,063
U.S. government & agency obligations	—	28,678,999	—	28,678,999

Total long-term investments	—	$112,643,348	$5,052	$112,648,400

Short-term investments†	—	2,808,992	—	2,808,992

Total investments	—	$115,452,340	$5,052	$115,457,392

Other financial instruments:

Futures contracts	$(170,702)	—	—	$(170,702)

Written options	(113,419)	—	—	(113,419)
Interest rate swaps‡	—	$54,839	—	54,839
Credit default swaps on credit indices - sell protection‡	—	(104,803)	—	(104,803)
Credit default swaps on credit indices - buy protection‡	—	121,800	—	121,800

Total other financial instruments	(284,121)	71,836	—	(212,285)

Total	$(284,121)	$115,524,176	$5,052	$115,245,107

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

COLLATERALIZED
MORTGAGE
INVESTMENTS IN SECURITIES	OBLIGATIONS

Balance as of October 31, 2009	$5,134
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)(1)	16,433
Net purchases (sales)	(16,515)
Net transfers in and/or out of Level 3	—

Balance as of January 31, 2010	$5,052

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2010(1)	$16,433

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in these statements. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Notes to Schedule of Investments (unaudited) (continued)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,178,468
Gross unrealized depreciation	(9,224,395)

Net unrealized depreciation	$(3,045,927)

At January 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
90-Day Eurodollar	195	12/10	$47,936,696	$48,267,375	$330,679
90-Day Eurodollar	61	3/12	14,817,098	14,832,912	15,814
U.S. Treasury 5-Year Notes	93	3/10	10,863,162	10,830,867	(32,295)
U.S. Treasury 30-Year Bonds	107	3/10	12,938,152	12,712,937	(225,215)

					$88,983

Contracts to Sell:
U.S. Treasury 10-Year Notes	105	3/10	$12,146,721	$12,406,406	$(259,685)

Net Unrealized Loss on Open Futures Contracts					$(170,702)

During the period ended January 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums

Written options, outstanding October 31, 2009	287	$111,430
Options written	1,887	627,117
Options closed	(1,145)	(360,454)
Options expired	(566)	(173,760)

Written options, outstanding January 31, 2010	463	$204,333

At January 31, 2010, the Fund held TBA securities with a total cost of $8,261,706.

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2010, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION

Interest Rate Swaps:
				3-Month
Barclay’s Capital Inc.	$3,200,000	3/17/20	3.600% semi annually	LIBOR	$2,596	$52,243

‡ Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODICPAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Barclay’s Capital Inc. (CDX North America Crossover Index)	$2,904,000	12/20/12	0.600% quarterly	$(47,823)	$(78,598)	$30,775

Barclay’s Capital Inc. (CDX North America Crossover Index)	968,000	6/20/12	0.350% quarterly	(15,862)	(10,743)	(5,119)

Barclay’s Capital Inc. (CDX North America Crossover Index)	933,330	12/20/12	1.400% quarterly	(41,118)	(32,995)	(8,123)

Total	$4,805,330			$(104,803)	$(122,336)	$17,533

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION

Citigroup Global Markets	$1,500,000	3/22/45	0.100% monthly	$121,800	$147,089	$(25,289	)*

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡ Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2010.

	Futures Contracts

Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Swap Contracts, at value	Total

Interest Rate Contracts	$346,493	$(517,195)	$(113,419)	$54,839	$(229,282)

Credit Contracts	—	—	—	16,997	16,997

Other Contracts	—	—	—	—	—

Total	$346,493	$(517,195)	$(113,419)	$71,836	$(212,285)

During the period ended January 31, 2010, the Fund had average market values of $232,414, $86,999,502 and $38,464,910 in written options, futures contracts to buy and futures contracts to sell, respectively, average notional balances in interest rate swap contracts of $15,250,000, and average notional balances of $1,500,000 and $4,821,665 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

By:	/s/ Frances M. Guggino

Frances M. Guggino
Chief Financial Officer

Date: March 23, 2010